UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 7, 2019
AppFolio, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-37468	26-0359894
(Commission File Number)	(IRS Employer Identification Number)

50 Castilian Drive
Santa Barbara, CA 93117
(Address of principal executive offices)

Registrant’s telephone number, including area code: (805) 364-6093

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A ("Amendment No. 1") is being filed to amend the Current Report on Form 8-K filed by AppFolio, Inc. on January 8, 2019 (the "Original Filing"). As previously disclosed, on January 7, 2019, AppFolio, Inc. (the "Company") completed its acquisition of Dynasty Marketplace, Inc. ("Dynasty") pursuant to the terms of the Agreement and Plan of Merger, dated January 7, 2019, by and among the Company, Riviera Mar, Inc., a wholly-owned subsidiary of the Company ("Merger Subsidiary"), Dynasty, and Fortis Advisors LLC, in its capacity as agent for the stockholders of Dynasty (collectively, the "Stockholders"), whereby Merger Subsidiary merged with and into Dynasty, with Dynasty becoming a wholly-owned subsidiary of the Company (the "Transaction"). This Amendment No. 1 is being filed to amend the Original Filing to include historical audited financial statements and unaudited pro forma financial information required by Item 9.01 of Form 8-K. The required audited financial statements and unaudited pro forma financial information are filed as exhibits to this report under Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired.
The following financial statements are filed as Exhibits to this report and incorporated by reference:
•The audited financial statements of Dynasty, Inc. as of December 31, 2018 and for the year then ended, and the notes related thereto, and the related independent auditors' report of Moss Adams LLP, are attached hereto as Exhibit 99.1 and are incorporated by reference herein.
(b) Pro Forma Financial Information.
The following information is filed as an Exhibit to this report and incorporated by reference:
•The unaudited pro forma condensed combined financial information for the year ended December 31, 2018 are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(d) Exhibits:

Exhibit Number	Description
23.1	Consent of Moss Adams LLP
99.1	The audited financial statements of Dynasty, Inc. as of December 31, 2018 for the year then ended, and the notes related thereto, and the related independent auditors' report of Moss Adams LLP.
99.2	The unaudited pro forma condensed combined financial information for the year ended December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppFolio, Inc.

By: /s/ Ida Kane
Name: Ida Kane
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Moss Adams LLP
99.1	The audited financial statements of Dynasty, Inc. as of December 31, 2018 for the year then ended, and the notes related thereto, and the related independent auditors' report of Moss Adams LLP.
99.2	The unaudited pro forma condensed combined financial information for the year ended December 31, 2018.